Share-Based Compensation - Fair Value Measurement of Stock Options (Detail)	12 Months Ended
	Dec. 31, 2017 USD ($)	Dec. 31, 2016 USD ($)
Disclosure of Weighted average fair value [Abstract]
Weighted-average fair value	$ 3.73	$ 3.44
Share price	42.30	36.63
Exercise price	$ 42.30	$ 36.63
Risk-free interest rate	2.10%	1.50%
Dividend yield	3.70%	3.90%
Volatility factor	15.00%	18.00%
Expected life (in years)	5	5